EXECUTION COUNTERPART

FIRST AMENDMENT TO 3-YEAR

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 3-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 12th, 2003 by and among DOLLAR GENERAL CORPORATION, a Tennessee corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”), SUNTRUST BANK, in its capacities as Issuing Bank (the “Issuing Bank”), Administrative Agent (the “Administrative Agent”), and Collateral Agent (the “Collateral Agent”) for the Lenders, CREDIT SUISSE FIRST BOSTON, as Syndication Agent for the Lenders (the “Syndication Agent”), and KEYBANK NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents for the Lenders (the “Co-Documentation Agents”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain 3-Year Revolving Credit Agreement, dated as of June 21, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.

Amendments.

(a)  Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “LC Commitment” and “Permitted Investments” in their entirety with the following definitions:

“LC Commitment” shall mean that portion of the Aggregate Revolving Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $50,000,000.

“Permitted Investments” shall mean:

(i)

direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

(ii)

commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof;

(iii)

certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(iv)

fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above;

(v)

mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above;

(vi)

money market funds having the highest rating by both S&P and Moody’s; and

(vii)

tax exempt bonds having the highest rating by both S&P and Moody’s and maturing or having a rate reset date at or within 35 days of the acquisition thereof.

(b)  Section 6.5 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

Section 6.5.

Capital Expenditures.  The Borrower and its Subsidiaries will not, on a consolidated basis, make Capital Expenditures in excess of $200,000,000 for the Fiscal Year ending January 31, 2004, $300,000,000 for the Fiscal Year ending January 31, 2005 and $200,000,000 during any Fiscal Year thereafter, provided, however, the foregoing covenants set forth in this Section 6.5 shall not be deemed to be in effect or be applicable at such times as the Borrower shall have maintained at such time, for a period of at least 90 consecutive days ending as of such time, a Moody’s Rating of Baa3 or higher and a S&P Rating of BBB- or higher.

2.

Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (ii) executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Lenders;

3.

Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

(a)

The execution, delivery and performance by such Loan Party of this Amendment (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)

This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)

After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.

Reaffirmations and Acknowledgments.

(a)

Reaffirmation of Guaranty.  Each Guarantor acknowledges and agrees to the terms of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement.

(b)

Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

5.

Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.

Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.

No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.

Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.

Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.

Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.

Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

DOLLAR GENERAL CORPORATION

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

GUARANTORS:

DOLLAR GENERAL FINANCIAL, INC. (a Tennessee corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DADE LEASE MANAGEMENT, INC. (a Delaware corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLGENCORP, INC. (a Kentucky corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLGENCORP OF NEW YORK, INC. (a Kentucky corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLGENCORP OF TEXAS, INC. (a Kentucky corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DG LOGISTICS, LLC (a Tennessee limited liability company) By: Dolgencorp, Inc., Sole Member

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLLAR GENERAL STORES, LTD. (a Kentucky general partnership) By: Dolgencorp., Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DGC PROPERTIES OF KENTUCKY LLC (a Delaware limited liability company) By: Dollar General Partners, a Kentucky partnership, Sole Member By: Dolgencorp., Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

By: Dolgencorp., Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

By: Dollar General Financial, Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

LONESTAR ADMINISTRATIVE SERVICES, INC.

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLLAR GENERAL INVESTMENT, INC. (a Delaware corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DGC PROPERTIES LLC (a Delaware limited liability company)

By:	Dolgencorp., Inc., Sole Member

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLLAR GENERAL PARTNERS (a Kentucky general partnership)

By:	Dolgencorp., Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

By:	Dade Lease Management, Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

By:	Dollar General Financial, Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

NATIONS TITLE COMPANY, INC. (a Tennessee corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

DOLLAR GENERAL INTELLECTUAL PROPERTY, L.P. (a Vermont limited partnership)

By:	Dade Lease Management, Inc., General Partner

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

GREATER CUMBERLAND INSURANCE COMPANY (a Vermont corporation)

By:	/s/ Wade Smith
Name: Wade Smith
Title: Treasurer

LENDERS:

SUNTRUST BANK as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender

By:	/s/ Scott Corley
Name: Scott Corley
Title: Managing Director

CREDIT SUISSE FIRST BOSTON, Acting Through its Cayman Islands Branch, as Syndication Agent and as a Lender

By:	/s/ Bill O’Daley
Name: Bill O’Daley
Title: Director

By:	/s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Associate

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	/s/ Russell Rogers
Name: Russell Rogers
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	/s/ David J. Wechter
Name: David J. Wechter
Title: Vice President

AMSOUTH BANK, as a Lender

By:	/s/ Monty Trimble
Name: Monty Trimble
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Temple H. Abney
Name: Temple H. Abney
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Mital
Name: Mark Mital
Title: First Vice President

UNION PLANTERS BANK, N.A., as a Lender

By:	/s/ Andy Moats
Name: Andy Moats
Title: Assistant V.P.

BRANCH BANKING & TRUST CO., as a Lender

By:	/s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ David J. Hicks
Name: David J. Hicks
Title: Vice President/Managing Director

NATIONAL CITY BANK, as a Lender

By:	/s/ Michael J. Durbin
Name: Michael J. Durbin
Title: Senior Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Stephen K. Goetschius
Name: Stephen K. Goetschius
Title: SVP

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

BANK OF OKLAHOMA N.A., as a Lender

By:
Name:
Title:

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Geoffrey E. Mewery
Name: Geoffrey E. Mewery
Title: SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO 3-YEAR CREDIT AGREEMENT]